SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               November 4, 2010
               Date of Report (Date of Earliest Event Reported)

                         NATIONAL ASSET RECOVERY CORP.
            (Exact name of registrant as specified in its charter)


  NEVADA	 		333-150135	 	04-3526451
  (State or other jurisdiction	(Commission File 	(I.R.S. Employer
  of incorporation)	 	Number)	 		Identification No.)

                          9000 Burma Road, Suite 103
                         Palm Beach Gardens, FL 33403
             (Address of principal executive offices and Zip Code)

                                (561) 932-1422
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________

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ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 4, 2010 , National Asset Recovery Corp., a Nevada corporation (the "Company"), received a notice from its independent registered public accounting firm, Seale and Beers, CPAs ("Seale and Beers"), that it was resigning, effective as of that date. Seale and Beer's stated that the reason why it was resigning was because the Company filed its quarterly report on Form 10-Q for the quarter ended September 30, 2010 without Seale and Beer's review.

Seale and Beers served as the certifying accountants for the Company's financial statements for the past two fiscal years of the Company. From the date on which Seale and Beers was engaged in August 2009 until the date of Seale and Beers' resignation, there were no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers would have caused them to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" of the nature described in Item 304(a)(1)(v), paragraphs (A) through (D), of Regulation S-K.

The Company had provided Seale and Beers with a copy of the disclosures it is making in this Form 8-K in response to Item 304(a) of Regulation S-K. The Company had also requested Seale and Beers to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Company has filed such letter from Seale and Beers as Exhibit 16.1 to this Form 8-K.

On November 8, 2010, the Company engaged Malcolm L. Pollard ("Pollard"), as
the Company's independent public accountants.   Pollard been engaged to audit
the Company's financial statements for the fiscal year ending December 31, 2010 and to review the Company's unaudited financial statements for interim periods, commencing with the quarter ended September 30, 2010.

Neither the Company nor anyone on its behalf consulted Pollard regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

The decision to engage Pollard was approved by the Board of Directors on November 8, 2010.


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ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit
Number	Description

16.1		Letter from Seale and Beers, CPA



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 				NATIONAL ASSET RECOVERY CORP.


Date: November 8, 2010 		By: /s/ WILLIAM G. FORHAN
			 	Name:	William G. Forhan
			 	Title:	Chief Executive Officer
				(Principal Executive and Principal
				Financial and Accounting Officer)

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